UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2021

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland	1180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously reported, on September 20, 2020 (the “Petition Date”), Garrett Motion Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption “In re Garrett Motion Inc., 20-12212.” Also as previously announced, on March 12, 2021, the Debtors filed an amended Chapter 11 plan of reorganization (the “Plan”) and an amended disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court.

As contemplated by the Plan, the Company filed a supplement to the Plan (the “Plan Supplement”) with the Bankruptcy Court on April 9, 2021, which includes drafts of certain documents related to the Plan and referenced therein, including, among others: (i) form of the Company’s amended and restated certificate of incorporation, (ii) form of the Company’s amended and restated by-laws, (iii) form of certificates of designations for the Company’s convertible Series A preferred stock (the “Series A Preferred Stock”) and Series B preferred stock, (iv) form of a registration rights agreement by and among the Company and certain holders party thereto, (v) form of an investor rights agreement among the Company and certain investors named therein and (vi) form of exit facility credit agreement. The Plan Supplement also contains disclosure of the identity and affiliations of certain of the individuals who, as of the date of the Plan Supplement, are expected to be designated to serve on the Company’s new board of directors.

As disclosed in the Plan Supplement, as of the effective date of the Plan (the “Effective Date”), there will be reserved for issuance a number of shares of new common stock (or other securities convertible or exercisable into new common stock) equal to up to 10% of the total number of shares of new common stock outstanding immediately following the Effective Date, calculated assuming conversion of all shares of the Series A Preferred Stock issued on the Effective Date, for awards under a new management equity compensation plan to be adopted by the new board of directors following the Effective Date. Employees, non-employee directors and certain consultants may be eligible to participate in the new management equity compensation plan, as determined by the new board of directors. The new management equity compensation plan will be structured as an omnibus equity compensation plan, and may provide for a variety of different instruments, including stock options, restricted stock units and performance awards, generally consistent with equity compensation plans of other public companies. The terms, conditions and structure of, participants in and instruments to be awarded under such management equity compensation plan, including with respect to allocation and vesting, as well as any awards thereunder, will be determined by the new board of directors. The Debtors will request Bankruptcy Court authorization in the confirmation order for the issuance of securities pursuant to such management equity compensation plan following the Effective Date.

The Plan Supplement and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available electronically at www.kccllc.net/garrettmotion. This website address contains third-party content and is provided for convenience only. Third-party content is the responsibility of the third party, and the Company disclaims liability for such content.

Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Plan or the Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. The foregoing description of the Plan Supplement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Plan Supplement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A hearing to consider confirmation of the Plan is scheduled to be held before the Bankruptcy Court on April 23, 2021. The Debtors’ entry into and performance and obligations under the Plan are subject to approval by the Bankruptcy Court and other customary closing conditions.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements.

This Current Report on Form 8-K and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company’s management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company’s annual report on Form 10-K for the year ended December 31, 2020, as well as the Company’s other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements.

Non-Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Plan Supplement Pursuant to the Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated April 9, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2021	Garrett Motion Inc.
	By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary